Fees Summary	Aug. 16, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 397,572,000
Previously Paid Amount	0
Total Fee Amount	58,681.63
Total Offset Amount	0
Net Fee	$ 58,681.63